Exhibit 99.1

ROBERT ALLEN	*	IN THE

Plaintiff	*	CIRCUIT COURT

v.	*	FOR

PRICE LEGACY CORP., et al.	*	BALTIMORE CITY

Defendants	*	Case No, 24-C-04-007204 OT

	*	Business and Technology Case Management Program

	*	Specially Assigned to the Honorable Evelyn Omega Cannon

* * * * * *	*	* * * * *

PLAINTIFF’S MOTION FOR EXPEDITED DISCOVERY
AND FOR HEARING DATE FOR PLAINTIFF’S MOTION FOR
PRELIMINARY INJUNCTION

Plaintiff, Robert Allen (“Allen”), hereby moves this Court pursuant to Maryland Rules 1-204(a) and 2-40l(b) for the entry of an Order granting expedited discovery and setting a hearing date for Allen’s Motion for Preliminary Injunction.

1.                                      Allen is the owner of common stock of defendant Price Legacy Corp. (“Price Legacy”).  Allen has filed an Amended Complaint in this action on behalf of himself and other owners of Price Legacy common stock.  Allen adopts the allegations contained in the Amended Complaint as if fully set forth herein.  The Amended Complaint seeks, inter alia, a preliminary injunction enjoining Price Legacy from convening a special meeting of stockholders to vote on a proposed merger between Price Legacy and PL Retail (the “Merger”).  Allen’s Amended Complaint asked for this relief because Price Legacy, on September 30, 2004, filed a materially incomplete preliminary proxy statement with the Securities and Exchange Commission that, once finalized, would be used to solicit votes from Price Legacy shareholders in favor of the Merger.

2.                                          Together with this Motion, Allen has filed a Motion for Preliminary Injunction seeking to enjoin Price Legacy from holding a vote of the shareholders on the proposed Merger.  Allen adopts the arguments in the Motion for Preliminary Injunction as if fully set forth herein.  As is discussed in further detail in the Motion for Preliminary Injunction, on November 22, 2004, Price Legacy issued a Definitive Proxy Statement indicating that Price Legacy’s directors intend to seek approval of the Merger at the annual meeting of shareholders to be held on December 20, 2004.  Allen alleges that Price Legacy has failed to disclose material information in the Definitive Proxy Statement, thereby impairing the ability of Price Legacy’s shareholders to make an informed decision whether or not to vote in favor of the proposed Merger or whether to exercise their appraisal rights.

3.                                          On October 13, 2004, Allen served his First Request for Production of Documents on Price Legacy.  Price Legacy’s response to the Amended Complaint is not due until December 28, 2004.  Under Rule 2-422(c), Price Legacy is not required to respond to the First Request for Production of Documents until fifteen days after its response to the Amended Complaint is due.  In other words, Price Legacy’s response to the First Request for Production of Documents is not due until January 12, 2005.  In addition, under normal circumstances, Allen would not be permitted to conduct depositions duces tecum until 30 days after serving the notice of deposition (and, if necessary, an accompanying subpoena). Md. Rule 2-4l2(c).

4.                                          Allen needs to obtain documents and take depositions duces tecum on an expedited basis in order to obtain significant information relevant to his request for injunctive relief and to prepare for the anticipated preliminary injunction hearing in this matter.

5.                                          As is set forth in greater detail in Allen’s Motion for Preliminary Injunction, Allen and other members of the Class have no remedy at law and will be irreparably harmed if the injunction is not issued prior to the December 20, 2004, shareholders’ meeting.

6.                                          Accordingly, Allen requests that this Court enter and Order:

(A)                                That discovery on all issues relevant to the plaintiff’s request for a preliminary injunction begin immediately;

(B)                                  Pursuant to Md. Rule 2-422, requiring defendants to respond to plaintiff’s First Request for Production of Documents numbers 3, 4, 9, 15, 16, 18, 19 and 20 by December 2, 2004;

(C)                                  That the definition of “Individual Defendants” set forth in Plaintiff’s First Request for Production of Documents shall include Jack McGrory, Murray Galinson, Keene Wolcott, Charles L. Goldberg, Robert N. Goodman, Giles H. Bateman and Jacklyn Horton;1

(D)                                 Pursuant to Md- Rule 2-422, requiring third party UBS, upon service of a subpoena duces tecum, to produce by December 2, 2004, the following:

(i)                                        All documents concerning the negotiation of the Merger and the Asset Purchase;

(ii)                                     All communications by and/or between Price Legacy, the Individual Defendants, the Price Group and PL Retail concerning the Merger, the Asset Purchase and/or negotiations concerning the Merger and the Asset Purchase; and

(iii)                                  All documents concerning the identity of and discussions with any interested third parties concerning the potential acquisition of Price Legacy, including any of the properties or assets included in the Asset Purchase.

(E)                                   Pursuant to Md. Rule 2-422, requiring that upon service of notice and/or subpoena duces tecum, the following individuals shall be made available for deposition duces tecum between December 6, 2004 and December 9, 2004:

(i)                                         Jack McGrory, Chairman, Chief Executive Officer and President of Price

Legacy;

(ii)                                      Jeffrey Fisher, Chief Financial Officer of Price Legacy;

(1) Because the First Request for Production of Documents was served prior to the filing of the Amended Class Action Complaint, the definition of “Individual Defendants” currently contained in the First Request for Production of documents is limited to the individual defendants named in the original Class Action Complaint.

(iii)                                 A non-executive member of the Board of Directors of Price Legacy Corp. most knowledgeable concerning the negotiation of the Merger and the Asset Purchase; and

(iv)                                The person most knowledgeable at UBS concerning the negotiation of the Merger and the Asset Purchase; and

(F)                                That Plaintiff’s Motion for a Preliminary Injunction be set in for a hearing at 8:30 a.m. on December 17, 2004.

/s/ James C. Fraser
John B. Isbister
James C. Fraser
TYDINGS & ROSENBERG LLP
100 East Pratt Street, 26th Floor
Baltimore, MD 21202
410/752-9700

Attorneys for plaintiff Robert Allen and Class

CERTIFICATE OF SERVICE

I certify that on November 24, 2004, I served a copy of the forgoing on counsel for defendants – Charles S. Hirsh, Ballard Spahr Andrews & Ingersoll LLP, 300 East Lombard Street, 18th Floor, Baltimore, Maryland 21202 – via hand delivery.

/s/ James C. Fraser
James C. Fraser

ROBERT ALLEN	*	IN THE

Plaintiff	*	CIRCUIT COURT

v.	*	FOR

PRICE LEGACY CORP., et al.	*	BALTIMORE CITY

Defendants	*	Case No, 24-C-04-007204 OT

	*	Business and Technology Case Management Program

	*	Specially Assigned to the Honorable Evelyn Omega Cannon

* * * * * *	*	* * * * *

ORDER

Upon consideration of plaintiff’s Motion for Expedited Discovery and for Hearing Date for Plaintiff’s Motion for Preliminary Injunction and any opposition thereto filed by the defendants, it is hereby

ORDERED that the Motion is GRANTED; and it is further

ORDERED that:

(A)                               Discovery on all issues relevant to the plaintiff’s request for it preliminary injunction begin immediately;

(B)                                 That defendants shall respond to plaintiff’s First Request for Production of Documents numbers 3, 4, 9, 15,16, 18, 19 and 20 by December 2, 2004;

(C)                                 That the definition of “Individual Defendants” set forth in Plaintiff’s First Request for Production of Documents shall include Jack McGrory, Murray Galinson, Keene Wolcott, Charles L. Goldberg, Robert N. Goodman, Giles H. Bateman and Jacklyn Horton;

(D)                                That third party UBS, upon service of a subpoena duces tecum, shall produce by December 2, 2004, the following:

(i)                                    All documents concerning the negotiation of the Merger and the Asset Purchase;

(ii)                                 All communications by and/or between Price Legacy, the individual defendants, the Price Group and PL Retail concerning the Merger, the Asset Purchase and/or negotiations concerning the Merger and the Asset Purchase; and

(iii)                              All documents concerning the identity of and discussions with any interested third parties concerning the potential acquisition of Price Legacy, including any of the properties or assets included in the Asset Purchase.

(E)                                That upon service of notice or subpoena, the following individuals shall be made available for deposition duces tecum between December 6, 2004 and December 9, 2004:

(i)                                      Jack McGrory, Chairman, Chief Executive Officer and President of Price Legacy;

(ii)                                   Jeffrey Fisher, Chief Financial Officer of Price Legacy;

(iii)                                A non-executive member of the Board of Directors of Price Legacy Corp. most knowledgeable concerning the negotiation of the Merger and the Asset Purchase; and

(iv)                                The person most knowledgeable at UBS concerning the negotiation of the Merger and the Asset Purchase; and

(F)                                That Plaintiff’s Motion for a Preliminary Injunction be set in for a hearing at 8:30 a.m. on December 17, 2004.

Judge, Circuit Court for Baltimore City

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